CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME/(LOSS) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2023	Jun. 30, 2022
Net income/(loss)	$ 169,468	$ (162,872)
Other comprehensive loss
Foreign currency translation loss	(6,245)	(4,175)
Total comprehensive income/(loss)	163,223	(167,047)
Less: Comprehensive (income)/loss attributable to non-controlling interests	(573)	496
Total comprehensive income/(loss) attributable to the Company	$ 162,650	$ (166,551)